EXHIBIT 13(a)

                        Consent of Coopers & Lybrand LLP



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                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the inclusion in this registration statement on Form N-3 (File Nos. 333-03093 and 811-07615), of our report dated March 14, 1997 on our audit of the financial statements of Great American Reserve Insurance Company. We also consent to the reference to our firm under the caption "Independent Accountants."





                                               /s/ Coopers & Lybrand L.L.P.
                                               COOPERS & LYBRAND L.L.P.





Indianapolis, Indiana
February 5, 1998